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                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 1997
                                                  ---------------------------

                                 Dime Bancorp, Inc.
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               (Exact Name of Registrant as Specified in its Charter)

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
              Delaware                               1-13094                     11-3197414
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    (State or Other Jurisdiction)                   (Commission                 (IRS Employer
                                                    File Number)              Identification No.)
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
        589 Fifth Avenue
       New York, New York                                                              10017
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(Address of Principal Executive Offices)                                             (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    ----------------------------------------------------

                                              Not applicable
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                      (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events.

        On June 22, 1997, Dime Bancorp, Inc. ("Dime") and North American
Mortgage Company ("North American") entered into an Agreement and Plan of
Combination (the "Combination Agreement") providing for the acquisition of North
American (the "Acquisition") by Dime. Pursuant to the Combination Agreement, the
Acquisition will be effected by way of the merger of North American with and into an wholly owned subsidiary of The Dime Savings Bank of New York, FSB, a subsidiary of Dime (the "Merger").

        Pursuant to the Combination Agreement, each share of common stock, par value $0.01 per share, of North American issued and outstanding immediately prior to the effective time of the Acquisition will be converted into 1.37 shares of common stock, par value $0.01 per share, of Dime. The Acquisition is subject to regulatory approvals, the approval of the stockholders of North
American and the satisfaction of other terms and conditions set forth in the Combination Agreement.

        In connection with the Acquisition, Dime announced a program to repurchase up to 6.9 million shares of its outstanding common stock. No time limit has been set to complete the stock repurchase, and the shares will be purchased over time at prevailing prices in the open market or in privately-negotiated transactions.

        Copies of Dime's press release, dated June 23, 1997, regarding the Acquisition and certain related materials are attached as exhibits and are incorporated herein by reference. The foregoing description of such documents is qualified in its entirety by reference to the full text thereof.


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Item 7.         Financial Statements, Pro Forma Financial
                Information and Exhibits.

 (a) - (b)      Not applicable.

       (c)      Exhibits Required by Item 601 of Regulation S-K

                Exhibit Number          Description
                --------------          -----------
                    99.1                Press release, dated June 23,
                                        1997, issued by Dime

                    99.2                Presentation materials, dated June 23,
                                        1997, regarding the Acquisition




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DIME BANCORP, INC.


                                        By: /s/ Gene C. Brooks
                                            -------------------------------
                                            Name:   Gene C. Brooks
                                            Title:  General Counsel

Date: June 23, 1997



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                                 EXHIBIT INDEX

Exhibit Number          Description

99.1                    Press release, dated June 23, 1997, issued by Dime
                        Bancorp, Inc.

99.2 Presentation materials, dated June 23, 1997, relating to the proposed acquisition of North American Mortgage
                        Company

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